UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  July 26, 2000


                           CREDITRISKMONITOR.COM, INC.
             (Exact name of registrant as specified in its charter)


            NEVADA                       1-8601                  36-2972588
       (State or Other                (Commission              (IRS Employer
 jurisdiction of incorporation)       File Number)           Identification No.)



                     110 Jericho Turnpike, Suite 202
                           Floral Park, N.Y.                    11001
                (Address of principal executive offices)     (Zip Code)



       Registrant's telephone number, including area code: (516)620-5400


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                           FORWARD LOOKING STATEMENTS

     Certain statements in this Form 8-K, including statements prefaced by the words "anticipates", "estimates", "believes", "expects" or words of similar meaning, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.

ITEM 5.   OTHER EVENTS.

     CreditRiskMonitor.com, Inc. (the "Company") has entered into a Letter of Intent with Graydon UK Ltd.("Graydon")to be the sole re-distributor of Graydon's international credit reports in the United States. As part of the deal, the Company will assume the servicing of the current contracts of Graydon America, Inc. The parties anticipate a closing to take place in August, 2000.

     A copy of the press release issued by the Company in connection with the signing of the Letter of Intent is attached hereto as Exhibit 99.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits.

          99.  Press Release dated July 27, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 CREDITRISKMONITOR.COM, INC.


                                 By: /s/  Jerome S. Flum
                                     -------------------------------------------
                                     Name:  Jerome S. Flum
                                     Title: Chairman of the Board and
                                            Chief Executive Officer


                                 Date: July 27, 2000